SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13
or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2004

First BanCorp.

(Exact name of registrant as specified in this charter)

Puerto Rico	001-14793	66-0561882

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1519 Ponce De León Avenue, San Juan, Puerto Rico	00908-0146

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (787) 729-8200

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

                (c) Exhibits

     99.1 First BanCorp press release dated April 22, 2004.

ITEM 12. Results of Operations and Financial Condition

     On April 22, 2004, First BanCorp. (the “Corporation”) announced its unaudited results of operations for the first quarter ended March 31, 2004. A copy of the Corporation’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

     The information included in this section and Exhibit 99.1 attached hereto is intended to be furnished for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

FIRST BANCORP.

	By:	/s/ Annie Astor-Carbonell

Annie Astor-Carbonell
Senior Executive Vice President
and Chief Financial Officer

Date: April 26, 2004